SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2004

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

            101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

                                            (314) 863-1100
(Registrant's telephone number, including area code)

                                                    None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 27, 2004, the Company issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Item 8.01	Other Events

On October 28, 2004, the Company issued a press release announcing that its Board of Directors increased the Company's dividend by 20%, declaring a quarterly dividend of $0.15 per common share payable November 26, 2004 to shareholders of record at the close of business on November 8, 2004. A copy of the press release is furnished Exhibit 99(b) to this report and is incorporated herein.

Item 9.01	Financial Statements and Exhibits

(c)

99(a)	Press Release issued by the Company dated October 27, 2004, reporting the Company's financial results for the third quarter of 2004.

99(b)	Press Release issued by the Company dated October 28, 2004, reporting the Company's quarterly dividend declaration.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.
By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:   November 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release issued by the Company dated October 27, 2004, reporting the
Company's financial results for the third quarter of 2004

99(b)	Press Release issued by the Company dated October 28, 2004, reporting the
Company's quarterly dividend declaration.